UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Emeren Group Ltd

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EMEREN GROUP LTD

149 Water Street, Suite 302

Norwalk, CT 06854

Supplement to the PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, November 1, 2024

Explanatory Note:

The purpose of this supplement (this “Supplement”) to the definitive Proxy Statement of Emeren Group Ltd, filed with the Securities and Exchange Commission on September 17, 2024 (the “Proxy Statement”), relating to our annual general meeting to be held on November 1, 2024 (the “Shareholder Meeting”) is to file the updated form of proxy and proxy card (the “New Form of Proxy and Proxy Card”) which corrects the voting choices for the proposal for an advisory vote on the frequency of the advisory vote on compensation of our named executive officers. A copy of the New Form of Proxy and Proxy Card is attached to this Supplement.

There are no changes to the proposals to be acted upon at the Shareholder Meeting, which are described in the Proxy Statement. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement.

TO THE EXTENT THAT INFORMATION IN THIS SUPPLEMENT DIFFERS FROM OR UPDATES INFORMATION CONTAINED IN THE PROXY STATEMENT, THE INFORMATION IN THIS SUPPLEMENT IS MORE CURRENT.

The date of this Supplement to the Proxy Statement is September 26, 2024.

Emeren Group Ltd
(the “Company”)

FORM OF PROXY

I/We, ………………………………………..………………………………………….............................................................................……………………

(PLEASE COMPLETE IN BLOCK CAPITALS)

of ………………………………………………………………………………….................................................................…………….……………………

being (a) member(s) of the Company, hereby appoint the CHAIRMAN OF THE MEETING or …..……………………….………………………………………………………...........................................……………… (SEE NOTES)

as my/our proxy to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held at 5000 Hopyard Rd. Suite 302, Pleasanton CA 94588, U.S.A. at 10:00 a.m. (Pacific Standard Time) on November 1, 2024 and at any adjournment thereof.

	RESOLUTIONS	FOR	AGAINST	WITHHELD
1.	As a resolution of shareholders, to appoint Mr. Ramakrishnan Srinivasan as a director of the Company following his appointment as a director by the Board of Directors in accordance with the Company’s articles of association.
2a.	As a resolution of shareholders, to re-elect Mr. Martin Bloom as director of the Company, who is offering himself for re-election in accordance with the Company’s articles of association.
2b.	As a resolution of shareholders, to re-elect Mr. Yumin Liu as director of the Company, who is offering himself for re-election in accordance with the Company’s articles of association.
3.	As a resolution of shareholders on an advisory basis, to approve the compensation of our named executive officers as disclosed in the accompanying proxy statement.
4.	As a resolution of shareholders on an advisory basis, to vote on the frequency of future advisory shareholder votes on the compensation of our named executive officers.	Every One Year	Every Two Years	Every Three Years	Abstain

5.	As a resolution of shareholders, to ratify the appointment of UHY LLP as our independent registered public accounting firm and auditors for 2024.	FOR	AGAINST	WITHHELD

Dated this ………………….................………....… day of…........…………………………………………….… 2024

Signature…………………………………………………………..............................……………………………………….

Scan QR for digital voting Copyright 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 12:00 PM (Eastern Standard Time) on October 24, 2024) The undersigned registered holder of American Depositary Receipts hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such Receipt of Emeren Group Ltd registered in the name of the undersigned on the books of the Depositary as of the close of business September 17, 2024 (US Record Date) at the Annual General Meeting of Shareholders of Emeren Group Ltd to be held at 5000 Hopyard Rd. Suite 302, Pleasanton CA 94588, U.S.A. and via teleconference (refer to Notice of AGM for details) at 10:00 AM (Pacific Standard Time) on November 1, 2024. NOTE: 1. Please direct the Depositary how it is to vote by placing an X in the appropriate box opposite the resolution. 2. If this form is not signed and returned, or if this form is signed and returned but no instruction is indicated in the appropriate box opposite the resolution, under the terms of the Deposit Agreement, as amended, the Depositary will deem such holder to have instructed the Depositary to and the Depositary will give a discretionary proxy to a person designated by Emeren Group Ltd. IR@emeren.com Emeren Group Ltd PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Emeren Group Ltd. Annual General Meeting of Shareholders For Shareholders of record as of September 17, 2024 Friday, November 1, 2024 10:00 AM, Pacific Standard Time 5000 Hopyard Rd. Suite 302, Pleasanton CA 94588, U.S.A. and via teleconference P.O. BOX 8016, CARY, NC 27512-9903 Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 12:00 PM, EST, October 24, 2024. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Your control number emeren
Empowering Renewables

Emeren Group Ltd. Annual General Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2a, 2b, 3 AND 5
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.

	PROPOSAL	YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
		FOR	AGAINST	ABSTAIN		
1.	As a resolution of shareholders, to appoint Mr. Ramakrishnan Srinivasan as a director of the Company following his appointment as a director by the Board of Directors in accordance with the Company's articles of association.	☐	☐	☐		FOR
2a.	As a resolution of shareholders, to re-elect Mr. Martin Bloom as director of the Company, who is offering himself for re-election in accordance with the Company's articles of association.	☐	☐	☐		FOR
2b.	As a resolution of shareholders, to re-elect Mr. Yumin Liu as director of the Company, who is offering himself for re-election in accordance with the Company's articles of association.	☐	☐	☐		FOR
3.	As a resolution of shareholders on an advisory basis, to approve the compensation of our named executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
4.	As a resolution of shareholders on an advisory basis, to vote on the frequency of future advisory shareholder votes on the compensation of our named executive officers.	☐	☐	☐	☐	1 YEAR
		FOR	AGAINST	ABSTAIN		
5.	As a resolution of shareholders to ratify the appointment of UHY LLP as our independent registered public accounting firm and auditors for 2024.	☐	☐	☐		FOR

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date